UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 4, 2006
LEXAR MEDIA, INC.
(Exact name of the Registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

000-31103 (Commission File Number)	33-0723123 (IRS Employer Identification No.)

47300 Bayside Parkway, Fremont, California (Address of principal executive offices)	94538 (Zip Code)
(510) 413-1200
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into Material Definitive Agreement
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 2.01
EXHIBIT 99.01

Item 1.01. Entry Into Material Definitive Agreement
On June 4, 2006, Lexar Media, Inc. (“Lexar”), Micron Technology, Inc. (“Micron”) and March 2006 Merger Corp. (“Merger Sub”) entered into a Second Amendment (the “Second Amendment”) to the Agreement and Plan of Merger, dated as of March 8, 2006, by and among Micron, Merger Sub and Lexar related to the proposed acquisition of Lexar by Micron. The Second Amendment (1) provides for an increase in the exchange ratio that each outstanding share of Lexar common stock would receive in the merger from 0.5625 shares of Micron common stock to 0.5925 shares of Micron common stock and (2) changes the treatment of certain Lexar stock options, including those held by Lexar’s directors and executive officers, in connection with the merger.
The above description of the Second Amendment is qualified in its entirety by the Second Amendment that is attached to this report as Exhibit 2.01 and is incorporated herein by reference.
Item 8.01. Other Events.
On June 5, 2006, Micron and Lexar issued a joint press release (the “Press Release”) announcing that the Second Amendment had been entered into among Lexar, Micron and Merger Sub.
The foregoing description of the Press Release is qualified in its entirety by the copy of the Press Release that is attached to this report as Exhibit 99.01 and is incorporated herein by reference.
Additional Information About the Merger and Where to Find It
Micron has filed a registration statement on Form S-4 (Registration No. 333-132757), as amended, containing a definitive proxy statement/prospectus and other relevant materials in connection with the proposed acquisition of Lexar by Micron. On May 4, 2006, the definitive proxy statement/prospectus was mailed to Lexar stockholders of record as of the close of business on April 28, 2006. In addition, Lexar will mail a supplement to the definitive proxy statement/prospectus containing additional information regarding the Second Amendment. Investors and security holders of Lexar are urged to read the definitive proxy statement/prospectus and the other relevant materials, together with the supplement, when available, because they contain, and will contain, important information about Micron, Lexar and the proposed merger. The definitive proxy statement/ prospectus, the supplement and other relevant materials, and any other documents filed by Micron or Lexar with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Micron by contacting Micron Investor Relations, Kipp Bedard, (208) 368-4465. Investors and security holders may obtain free copies of the documents filed with the SEC by Lexar by contacting Lexar Chief Financial Officer, Michael Scarpelli, (510) 580-8730. Investors and security holders of Lexar are urged to read the definitive proxy statement/prospectus, the supplement and the other relevant materials before making any voting or investment decision with respect to the proposed merger.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description of Exhibit
2.01	Second Amendment to Agreement and Plan of Merger, dated as of June 4, 2006, by and among Lexar Media, Inc., Micron Technology, Inc. and March 2006 Merger Corp.
99.01	Press Release, dated June 5, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEXAR MEDIA, INC.
Date: June 5, 2006	By:	/s/ Eric B. Stang
Eric B. Stang
President, Chief Executive Officer and Chairman of the Board

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
2.01	Second Amendment to Agreement and Plan of Merger, dated as of June 4, 2006, by and among Lexar Media, Inc., Micron Technology, Inc. and March 2006 Merger Corp.
99.01	Press Release, dated June 5, 2006